PNC SERIES 1997-6 (1395)

EXHIBIT 99.1
FISCAL 1997

                                                         JANUARY            FEBRUARY               MARCH              APRIL
ISSUE DATE: 09/25/97
CERTIFICATE BALANCE AT ISSUE:  $695,684,820.00

BALANCES FROM LAST FISCAL MONTH-END:
  PRINCIPAL DOLLARS
  UNITS

PRINCIPAL POOL COLLECTIONS:
  SCHEDULED PRINCIPAL COLLECTED DUE CURRENT MONTH
  UNSCHEDULED PRINCIPAL COLLECTION/REVERSALS
  LIQUIDATIONS-IN-FULL
  PRINCIPAL BALANCE SALE ADJUSTMENTS
  NET PRINCIPAL DISTRIBUTED

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):

BALANCES CURRENT FISCAL MONTH-END:
  PRINCIPAL DOLLARS
  UNITS

SCHEDULED INTEREST AT MORTGAGE RATE:

UNSCHEDULED INTEREST AT MORTGAGE RATE:
  UNSCHEDULED INTEREST COLLECTION/REVERSALS
  INTEREST SALE ADJUSTMENTS
  INTEREST ACCRUAL ADJUSTMENT
  INTEREST UNCOLLECTED ON LIQUIDATION
  INTEREST UNCOLLECTED ON NON-EARNING ASSETS
  NET UNSCHEDULED INTEREST DISTRIBUTED

OTHER:
  LOAN CONVERSION FEE
  EXPENSE REIMBURSEMENTS
  GAIN ON LIQUIDATIONS
  HAZARD INSURANCE PREMIUM REFUNDS
  NET OTHER DISTRIBUTIONS

SCHEDULED SERVICING FEE EXPENSES:

UNSCHEDULED SERVICING FEES:
  UNSCHEDULED SERVICE FEE COLLECTIONS/REVERSALS
  SERVICING FEES SALE ADJUSTMENTS
  SERVICING FEES ACCRUAL ADJUSTMENTS
  SERVICING FEES UNCOLLECTED ON LIQUIDATIONS
  SERVICING FEES UNCOLLECTED - NON-EARNING ASSETS
  NET UNSCHEDULED SERVICING FEE DISTRIBUTED

MISCELLANEOUS EXPENSES:

NET FUNDS DISTRIBUTED




SMSC SERIES 1997-6 (1395)
FISCAL 1997                                                            MAY                JUNE                JULY


BALANCES FROM LAST FISCAL MONTH-END:
  PRINCIPAL DOLLARS
  UNITS

PRINCIPAL POOL COLLECTIONS:
  SCHEDULED PRINCIPAL COLLECTED DUE CURRENT MONTH
  UNSCHEDULED PRINCIPAL COLLECTION/REVERSALS
  LIQUIDATIONS-IN-FULL
  PRINCIPAL BALANCE SALE ADJUSTMENTS
  NET PRINCIPAL DISTRIBUTED

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):

BALANCES CURRENT FISCAL MONTH-END:
  PRINCIPAL DOLLARS
  UNITS

SCHEDULED INTEREST AT MORTGAGE RATE:

UNSCHEDULED INTEREST AT MORTGAGE RATE:
  UNSCHEDULED INTEREST COLLECTION/REVERSALS
  INTEREST SALE ADJUSTMENTS
  INTEREST ACCRUAL ADJUSTMENT
  INTEREST UNCOLLECTED ON LIQUIDATION
  INTEREST UNCOLLECTED ON NON-EARNING ASSETS
  NET UNSCHEDULED INTEREST DISTRIBUTED

OTHER:
  LOAN CONVERSION FEE
  EXPENSE REIMBURSEMENTS
  GAIN ON LIQUIDATIONS
  HAZARD INSURANCE PREMIUM REFUNDS
  NET OTHER DISTRIBUTIONS

SCHEDULED SERVICING FEE EXPENSES:

UNSCHEDULED SERVICING FEES:
  UNSCHEDULED SERVICE FEE COLLECTIONS/REVERSALS
  SERVICING FEES SALE ADJUSTMENTS
  SERVICING FEES ACCRUAL ADJUSTMENTS
  SERVICING FEES UNCOLLECTED ON LIQUIDATIONS
  SERVICING FEES UNCOLLECTED - NON-EARNING ASSETS
  NET UNSCHEDULED SERVICING FEE DISTRIBUTED

MISCELLANEOUS EXPENSES:

NET FUNDS DISTRIBUTED



SMSC SERIES 1997-6 (1394)
FISCAL 1997                                                     AUGUST           SEPTEMBER             OCTOBER           NOVEMBER

BALANCES FROM LAST FISCAL YEAR-END:
  PRINCIPAL DOLLARS                                                                            $695,684,820.79    $681,279,243.16
  UNITS                                                                                                   2383               2339

PRINCIPAL POOL COLLECTIONS:
  SCHEDULED PRINCIPAL COLLECTED DUE CURRENT MONTH                                                   598,652.13         591,206.54
  UNSCHEDULED PRINCIPAL COLLECTION/REVERSALS                                                        191,823.86         338,576.96
  LIQUIDATIONS-IN-FULL                                                                           13,615,100.85      15,541,730.39
  PRINCIPAL BALANCE SALE ADJUSTMENTS                                                                      0.00               0.00
  NET PRINCIPAL DISTRIBUTED                                                                      14,405,576.84      16,471,513.89

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                                                                     0.00               0.00

BALANCES CURRENT FISCAL YEAR-END:
  PRINCIPAL DOLLARS                                                                             681,279,243.16     664,807,729.27
  UNITS                                                                                                   2339               2290

SCHEDULED INTEREST AT MORTGAGE RATE:                                                              4,321,098.20       4,229,193.43

UNSCHEDULED INTEREST AT MORTGAGE RATE:
  UNSCHEDULED INTEREST COLLECTION/REVERSALS                                                               0.00               0.00
  INTEREST SALE ADJUSTMENTS                                                                               0.00               0.00
  INTEREST ACCRUAL ADJUSTMENT                                                                             0.00               0.00
  INTEREST UNCOLLECTED ON LIQUIDATION                                                                     0.00               0.00
  INTEREST UNCOLLECTED ON NON-EARNING ASSETS                                                              0.00               0.00
  NET UNSCHEDULED INTEREST DISTRIBUTED                                                                    0.00               0.00

OTHER:
  LOAN CONVERSION FEE                                                                                     0.00               0.00
  EXPENSE REIMBURSEMENTS                                                                                  0.00               0.00
  GAIN ON LIQUIDATIONS                                                                                    0.00               0.00
  HAZARD INSURANCE PREMIUM REFUNDS                                                                        0.00               0.00
  NET OTHER DISTRIBUTIONS                                                                                 0.00               0.00

SCHEDULED SERVICING FEE EXPENSES:                                                                   237,174.29         232,253.23

UNSCHEDULED SERVICING FEES:
  UNSCHEDULED SERVICE FEE COLLECTIONS/REVERSALS                                                           0.00               0.00
  SERVICING FEES SALE ADJUSTMENTS                                                                         0.00               0.00
  SERVICING FEES ACCRUAL ADJUSTMENTS                                                                      0.00               0.00
  SERVICING FEES UNCOLLECTED ON LIQUIDATIONS                                                              0.00               0.00
  SERVICING FEES UNCOLLECTED - NON-EARNING ASSETS                                                         0.00               0.00
  NET UNSCHEDULED SERVICING FEE DISTRIBUTED                                                               0.00               0.00

MISCELLANEOUS EXPENSES:                                                                                   0.00               0.00

NET FUNDS DISTRIBUTED                                                                           $18,489,500.75     $20,468,454.09



SMSC SERIES 1997-6 (1395)
FISCAL 1997                                                      DECEMBER               TOTAL

BALANCES FROM LAST FISCAL YEAR-END:
  PRINCIPAL DOLLARS                                        $664,807,729.27     $695,684,820.00
  UNITS                                                               2290                2383

PRINCIPAL POOL COLLECTIONS:
  SCHEDULED PRINCIPAL COLLECTED DUE CURRENT MONTH               584,157.69        1,774,016.36
  UNSCHEDULED PRINCIPAL COLLECTION/REVERSALS                    510,404.69        1,040,805.51
  LIQUIDATIONS-IN-FULL                                       14,483,683.29       43,640,514.53
  PRINCIPAL BALANCE SALE ADJUSTMENTS                                  0.00                0.00
  NET PRINCIPAL DISTRIBUTED                                  15,578,245.67       46,455,336.40

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                                 0.00                0.00

BALANCES CURRENT FISCAL YEAR-END:
  PRINCIPAL DOLLARS                                         649,229,483.60      649,229,483.60
  UNITS                                                               2243                2243

SCHEDULED INTEREST AT MORTGAGE RATE:                          4,123,862.31       12,674,153.94

UNSCHEDULED INTEREST AT MORTGAGE RATE:
  UNSCHEDULED INTEREST COLLECTION/REVERSALS                           3.34                3.34
  INTEREST SALE ADJUSTMENTS                                           0.00                0.00
  INTEREST ACCRUAL ADJUSTMENT                                         0.00                0.00
  INTEREST UNCOLLECTED ON LIQUIDATION                                 0.00                0.00
  INTEREST UNCOLLECTED ON NON-EARNING ASSETS                          0.00                0.00
  NET UNSCHEDULED INTEREST DISTRIBUTED                                3.34                3.34

OTHER:
  LOAN CONVERSION FEE                                                 0.00                0.00
  EXPENSE REIMBURSEMENTS                                              0.00                0.00
  GAIN ON LIQUIDATIONS                                                0.00                0.00
  HAZARD INSURANCE PREMIUM REFUNDS                                    0.00                0.00
  NET OTHER DISTRIBUTIONS                                             0.00                0.00

SCHEDULED SERVICING FEE EXPENSES:                               226,638.07          696,065.59

UNSCHEDULED SERVICING FEES:
  UNSCHEDULED SERVICE FEE COLLECTIONS/REVERSALS                       0.16                0.16
  SERVICING FEES SALE ADJUSTMENTS                                     0.00                0.00
  SERVICING FEES ACCRUAL ADJUSTMENTS                                  0.00                0.00
  SERVICING FEES UNCOLLECTED ON LIQUIDATIONS                          0.00                0.00
  SERVICING FEES UNCOLLECTED - NON-EARNING ASSETS                     0.00                0.00
  NET UNSCHEDULED SERVICING FEE DISTRIBUTED                           0.16                0.16

MISCELLANEOUS EXPENSES:                                               0.00                0.00

NET FUNDS DISTRIBUTED                                       $19,475,473.09      $58,433,427.93


                           PNC MORTGAGE SECURITIES CORP.
                                   MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             12/1997 DISTRIBUTION REPORT

PROCESSING MONTH:  11/1997

SERIES 1997-6  (1395)                                   WEIGHTED AVERAGE PC RATE: 7.0307
----------------------------------------------------------------------------------------


INSURANCE RESERVES*
-------------------
                                                                              COVERAGE
  INSURANCE TYPE ORIGINAL BALANCE CLAIMS IN PROGRESS CLAIMS PAID  ADJUSTMENTS REMAINING
  -------------- ---------------- ------------------ -----------  ----------- --------------
  MPI                     $0.00    $0.00              $0.00        $0.00               $0.00

  SPECIAL HAZARD  $9,251,204.00    $0.00              $0.00        $0.00       $9,251,204.00

  BANKRUPTCY BOND
  SINGLE-UNITS      $259,387.00    $0.00              $0.00        $0.00         $259,387.00
  MULTI-UNITS             $0.00    $0.00              $0.00        $0.00               $0.00

  MORTGAGE
    REPURCHASE   $13,913,696.00    $0.00              $0.00        $0.00      $13,913,696.00


DELINQUENT INSTALLMENTS
-----------------------


              ONE                         TWO                         THREE
     -----------------------     ----------------------     ----------------------
     COUNT    PRIN BALANCE       COUNT     PRIN BALANCE     COUNT     PRIN BALANCE
     -----------------------     ----------------------     ----------------------
      18       $5,528,201.54      4         $1,263,863.51    0         $0.00

          IN FORECLOSURE                ACQUIRED
     -----------------------     ----------------------
     COUNT      PRIN BALANCE     COUNT     PRIN BALANCE
     -----------------------     ----------------------
       0        $0.00              0        $0.00



As of December 31, 1997, the Yield Supplement Account, Class I-A Reserve Fund and Class II-A Reserve Fund had balances of $50,000, $5,713,731 and $8,199,965, respectively. As of the last day of 1997, the special hazard, bankruptcy and fraud coverages for each class of the offered certificates were:


                                       Class I-A         Class II-A
                                        ---------         ----------
            Special Hazard              $2,856,865.00     $6,394,339.00
            Bankruptcy                     110,667.00        148,720.00
            Fraud                        5,713,731.00        148,720.00
